Exceptional items (Tables)	12 Months Ended
Mar. 31, 2021
Analysis of income and expense [abstract]
Detailed information about non operating expenses
Exceptional items consist of items which the board considers as not directly related to ordinary business operations and which are not included in the assessment of management performance and can be analyzed as follows:

(EUR thousand)	For the financial year ended March 31
Exceptional items	2021 Restated	2020	2019
Business restructuring expenses	(10,340)	(2,180)	(4,361)
Corporate restructuring expenses	(256,266)	(10,303)	(1,273)
Monitoring fee (including Directors fee)	(218)	(709)	(776)
Impairment	(3,866)	(1,023)	—
Net sales of assets (loss)	(294)	(91)	(1,716)
Share based payments	(1,239)	(3,288)	(722)
Change in fair value of warrants	(10,856)	—	—
Other exceptional items	(2,066)	1,636	(1,005)
Total	(285,145)	(15,958)	(9,853)